EXHIBIT 10.10


                           DEFERRED COMPENSATION PLAN

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                           DEFERRED COMPENSATION TRUST
                   FIRST NATIONAL BANK OF NORTHERN CALIFORNIA


         THIS TRUST AGREEMENT entered into as of this 30th day of November, 1997, by and between FIRST NATIONAL BANK OF NORTHERN CALIFORNIA, a national banking association having its principal place of business at South San Francisco, California, and any successor thereto (hereinafter collectively referred to as the "Bank"), and THE MECHANICS BANK, a California State banking and trust corporation with its principal place of business at Richmond, California (hereinafter referred to as the "Trustee").


                                   WITNESSETH:

         WHEREAS, from time to time, the Bank expects to enter into deferred compensation agreements (hereinafter referred to as "Deferred Compensation Agreements") with certain officers of the Bank, substantially in the form attached hereto as Exhibit A; and

         WHEREAS, the Bank has incurred or expects to incur liabilities under the terms of the Deferred Compensation Agreements with respect to the officers participating thereunder (hereinafter referred to as the "Participant" or the "Participants"); and

         WHEREAS, the Bank wishes to establish a trust (hereinafter referred to as the "Trust") and to contribute to the Trust certain assets that shall be held therein, subject to the claims of the Bank's creditors in the event of the Bank's Insolvency (as hereinafter defined) until paid to such officer(s) and their beneficiaries in such manner and at such times as specified in the Deferred Compensation Agreements; and
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         WHEREAS, it is the intention of the Bank that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Deferred Compensation Agreements as unfunded arrangements maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees, for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended; and

         WHEREAS, it is the intention of the Bank to make contributions of cash or other property to the Trust to provide itself with a source of funds to assist it in meeting its liabilities under the Deferred Compensation Agreements (hereinafter referred to as "Contributions");

         NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:


                                    SECTION I

                             ESTABLISHMENT OF TRUST

         (a) The Trust is hereby established as the "Deferred Compensation Trust for First National Bank of Northern California."

         (b) The Bank hereby deposits certain assets with the Trust, and the Trustee hereby acknowledges receipt of such assets, which assets shall become the principal of the Trust, to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. The Bank, in its sole discretion, may at any time, or from time to time, make Contributions to augment the principal of the Trust, to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Participant or beneficiary of a Participant shall have the right to compel such Contributions.

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         (c)   The Trust hereby established shall be irrevocable, but may be amended as provided under (and only as provided under) Section XII.

         (d) The Trust is intended to be a grantor trust, of which the Bank is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

         (e) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Bank and shall be used exclusively for the uses and purposes of the Participants and general creditors as herein set forth. The Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Deferred Compensation Agreements and this Trust Agreement shall be mere unsecured contractual rights of the Participants and their beneficiaries against the Bank. Any assets held by the Trust will be subject to the claims of the Bank's general creditors under federal and state law in the event of Insolvency, as defined in Section III(a) herein.

         (f) The Trustee shall be accountable for all Contributions received, but the Trustee shall have no duty to see that the Contributions received are sufficient to provide for retirement, disability, or death benefits, nor shall the Trustee be obligated to enforce or collect any Contribution from the Bank. Notwithstanding the foregoing, in the event of a Change in Control, the Trustee shall have the right, duty and obligation to monitor, enforce and/or collect any Contributions due and owing from the Bank or to give notice of any default in making Contributions to or for the benefit of any person.

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                                   SECTION II

                PAYMENTS TO PARTICIPANTS AND THEIR BENEFICIARIES

         (a) The Bank shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect of each Participant (and his or her beneficiaries), and that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Deferred Compensation Agreements), and the time of commencement for payment of such amounts. The Bank shall be deemed to be in default if it fails to fulfill its payment obligations required under the Deferred Compensation Agreements and shall fail to cure any such failure within thirty (30) days after receiving written notice of such failure from any affected Participant or beneficiary. Upon the Trustee's receipt of a written certification of such default from the affected Participant or beneficiary, the Trustee shall make payments to such Participant or beneficiary in accordance with the relevant Payment Schedule. Unless such certification shall have been provided by the Bank, the Trustee shall provide to the Bank a copy of such certification and notice of its commencement of such payments. The Trustee shall then continue to make such payments until such time, if any, as it may receive written instructions to the contrary signed by both the Bank and the affected Participant or beneficiary.

         (b) The Trustee shall, in accordance with the written instructions of the Bank, withhold and report any federal, state or local taxes that may be required to be withheld and reported with respect to the payment of the benefits pursuant to the terms of the Deferred Compensation Agreements and shall pay amounts withheld to the appropriate taxing authorities. In addition, the Trustee shall be authorized to pay any federal, state or local taxes to any governmental body that presents a tax deficiency notice to the Trustee with respect to income or asserts of the Trust The Bank shall deliver to the Trustee each year a

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certificate which specifies the amount of taxes to be withheld, if any, with respect to benefit payments to be made hereunder. The Trustee shall be entitled to rely conclusively on the written instructions of the Bank as to all tax reporting and withholding requirements.

         (c) The entitlement of a Participant or his or her beneficiaries to benefits under a Deferred Compensation Agreement shall be determined by the Bank or such party (other than the Trustee) as the Bank shall designate under the Deferred Compensation Agreements, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Deferred Compensation Agreements.

         (d) The Bank may make payment of benefits directly to the Participants or their beneficiaries, if they become so payable under the Deferred Compensation Agreements to such Participants or beneficiaries. The Bank shall notify the Trustee of its decision to make payment of benefits directly, prior to the time amounts are payable to the Participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Deferred Compensation Agreements, the Bank shall make the balance of each such payment as it falls due. The Trustee shall notify the Bank if and when such principal and earnings are not sufficient to discharge obligations currently due under the Payment Schedule and shall have no further obligation hereunder to anyone interested in the Trust.

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                                   SECTION III

                    TRUSTEE RESPONSIBILITY REGARDING PAYMENTS

                            IF THE BANK IS INSOLVENT

         (a) The Trustee shall cease payment of benefits to the Participants and their beneficiaries if the Bank is Insolvent. The Bank shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Bank confirms in writing that it is unable to pay its debts as they become due; (ii) the Bank is subject to a pending proceeding as a debtor under the United States Bankruptcy Code; (iii) a state or federal banking regulatory agency determines that the Bank is insolvent, or that the payments of benefits would be unsafe or unsound;
(iv) the Bank is subject to a liquidation proceeding or other action by a state or federal banking regulatory agency to assume control of the Bank including the appointment of a receiver or conservator; or (v) a state or federal banking regulatory agency directs the Trustee to cease payments.

         (b)   At all times during the continuance of this Trust, as provided in
Section I(e) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Bank under federal and state law as set forth below.

               (1) The Board of Directors and the Chief Executive Officer of the Bank shall have the duty to inform the Trustee in writing of the Bank's Insolvency. If a person claiming to be a creditor of the Bank alleges in writing to the Trustee that the Bank has become Insolvent, the Trustee shall provide a copy of such writing to the Bank and shall request the Bank to inform the Trustee in writing whether or not the Bank is, in fact, Insolvent. Upon such request, the Bank shall inform the Trustee of its Insolvency or shall establish by court action for declaratory relief that the Bank is not Insolvent. An action for declaratory relief in this situation may also be brought by a Participant.

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Until such time as a court has issued a declaration that the Bank is not
Insolvent, the Trustee shall discontinue payment of benefits to the Participants or their beneficiaries.

               (2) The Trustee shall have no duty to determine whether or not the Bank is Insolvent. Unless the Trustee has received written notice from a person claiming to be a creditor alleging that the Bank is Insolvent, the Trustee shall have no duty to inquire whether the Bank is Insolvent. If, under paragraph (b)(l) above, the Bank has been determined to be Insolvent, the Trustee shall discontinue payments to the Participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Bank's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of the Participants or their beneficiaries to pursue their rights as general creditors of the Bank with respect to benefits due under the Deferred Compensation Agreements or otherwise.

               (3) The Trustee shall resume the payment of benefits to Participants or their beneficiaries in accordance with Section II of this Agreement only after a court has issued a declaration that the Bank is not (or is no longer) Insolvent Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section III(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to the Participants or their beneficiaries under the terms of the Deferred Compensation Agreements for the period of such discontinuance, less the aggregate amount of any payments made to the participants or their beneficiaries by the Bank in lieu of the payments provided for hereunder during any such period of discontinuance.

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                                   SECTION IV

                              PAYMENTS TO THE BANK

         Except as provided in Section III or XII hereof, the Bank shall have no right or power to direct the Trustee to return to the Bank or to divert to others any of the assets of the Trust before all payment of benefits have been made to the Participants and their beneficiaries pursuant to the terms of the Deferred Compensation Agreements.


                                    SECTION V

                                TRUSTEE'S POWERS

         (a) All rights associated with assets of the Trust shall be exercised by the Trustee, as hereinafter set forth and shall in no event be exercisable by or rest with the Participants. The Bank shall have the right at any time, and from time to time in its sole discretion, to substitute assets of equal fair market value for any asset held by the Trust, provided that any such assets are acceptable to the Trustee. This right is exercisable by the Bank in a nonfiduciary capacity without the approval or consent of any person in a fiduciary capacity.

         (b) Subject to the foregoing, the Trustee shall have the following discretion, powers and authority in the administration and investment of the assets of the Trust, in addition to those vested in the Trustee elsewhere in this Trust Agreement or by applicable law:

               (i) Subject to any written investment guidelines provided to the Trustee by the Bank from time to time, to invest and reinvest the assets of the Trust, without distinction between principal and income, in any kind of property, real, personal or mixed, tangible or intangible and in any kind of investment, security or obligation suitable for the investment of Trust assets, including federal, state and municipal tax-free obligations and other tax-free investment vehicles, insurance policies and annuity contracts, and any common bust fund, group trust, pooled fund, or other commingled investment fund

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maintained by the Trustee or any other bank or entity for trust investment purposes in which the Trust is eligible to invest and the provisions governing such funds shall be part of the Trust Agreement as though fully restated herein; and to have all the rights, powers and privileges of an owner with respect to the securities held in the Trust, including, but not limited to, the powers to vote, give proxies, and pay assessments, to participate in voting busts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and transfer title to any protective or other committee on such terms as the Trustee may deem advisable, and to exercise or sell stock subscription or conversion rights;

               (ii) To purchase, and maintain as owner, a life insurance policy or policies with respect to Participants; provided however, that the Trustee shall not be required to purchase or take any action under a life insurance policy or policies with respect to the Participants unless directed to do so by the Bank, which shall designate the face amount of said policy or policies, the terms of the policy or policies and the insurance company;

               (iii) To sell for cash or on credit, to grant options, convert, redeem, exchange for other securities or other property, or otherwise to dispose of, any security or other property at any time held except that the Trustee shall have no right or obligation to take any action with respect to any insurance contract or policy unless so directed by the Bank;

               (iv) At the direction of the Bank, to settle, compromise or submit to arbitration, any claims, debts or damages, due to or owning to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings provided, however, the Trustee shall not be expected or required to undertake any of the foregoing unless there are sufficient assets in the Trust with which to do so, or the Trustee has received assurances by a party to this Trust, satisfactory to the Trustee, of the payment or reimbursement of the expenses connected therewith;

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               (v)    To exercise any conversion privilege (other than
conversion privileges with respect to any insurance policy, which shall be exercised only upon direction of the Bank) and/or subscription right available in connection with securities or other property at any time held, to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, bank or association or to the sale, mortgage, pledge or lease of the property of any corporation, bank or association any of the securities of which may at any time be held and to do any act with reference thereto, including the exercise of options, making of agreement or subscription, which may be deemed necessary or advisable in connection herewith, and to hold and retain any securities or other properties so acquired;

               (vi) To hold cash uninvested for a reasonable period of time under the circumstances without liability for interest, pending investment thereof or the payment of expenses or making distribution therewith;

               (vii) To form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as may be deemed advisable;

               (viii) To employ suitable agents and counsel and to pay their reasonable expenses and compensation;

               (ix) To register any securities held hereunder in the name of the Trustee or in the name of a nominee with or without the addition of welds indicating that such securities are held in a fiduciary capacity and to hold any securities in bearer form and to combine certificates representing such securities with certificates of the same issue held by the Trustee in other fiduciary or representative capacities, or to deposit securities in any qualified central depository where such securities may be held in bulk in the

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name of the nominee of such depository with securities deposited by other depositors, or deposit securities issued by the United States Government, or any agency or instrumentalities thereof, with a Federal Reserve Bank;

               (x) To make, execute and deliver, as the Trustee, any and all conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers;

               (xi) To have any and all other powers or authority, under the laws of the state in which the Trustee's principal executive offices are located, relevant to performance in the capacity as the Trustee; and

               (xii) To settle, compromise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; provided, however, the Trustee shall not be expected or required to undertake any of the foregoing unless there are sufficient assets in the Trust with which to do so, or the Trustee has received assurances by the Bank or other party, satisfactory to the Trustee, of the payment or reimbursement of the expenses connected therewith.


                                   SECTION VI

                              DISPOSITION OF INCOME

         During the term of this Trust, all income received by the Trust, net of distributions, expenses and taxes, shall be accumulated and reinvested.

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                                   SECTION VII

                            ACCOUNTING BY THE TRUSTEE

         The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Bank and the Trustee. Within ninety (90) days following the close of each calendar year and within sixty (60) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Bank a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of each year or as of the date of such removal or resignation, as the case may be.


                                  SECTION VIII

                          RESPONSIBILITY OF THE TRUSTEE

         (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Bank which is contemplated by, and in conformity with, the terms of the Deferred Compensation Agreements or this Trust Agreement and is given in writing by the Bank. In the event of a dispute

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between the Bank and any other party, the Trustee may apply, at the expense of the Trust to a court of competent jurisdiction located in San Mateo County, California, to resolve the dispute.

         (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust except where it is finally determined by a court of competent jurisdiction that the Trustee breached its duties under this Trust Agreement the Bank agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If the Bank does not pay such costs , expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

         (c) The Trustee may consult with legal counsel (who may also be counsel for the Bank generally) with respect to any of its duties or obligations hereunder and charge counsel fees to the Trust if they are not paid in a timely manner by the Bank.

         (d) The Trustee may hire agents. accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of the duties or obligations of the Trustee hereunder.

         (e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein; provided, however, that if an insurance policy is acquired or held at the direction of the Bank as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, or to assign the policy other than to a successor trustee, or to loan any person (including the Bank) the proceeds of any borrowing against such policy.

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         (f)   Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or under applicable law, the Trustee shall not have any power that could give this Trust the objective or carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

         (g) The Trustee shall be entitled to conclusively rely upon any written notice, direction, instruction, certificate or other communication delivered to the Trustee and believed by the Trustee to be genuine and to have been signed by the proper person or persons.

         (h) Nothing contained in this Trust Agreement shall require the Trustee to risk or expend its own funds in the performance of its duties hereunder. In the acceptance and performance of its duties hereunder, the Trustee acts solely as the Trustee of the Trust and not in its individual capacity, and all persons, other than the Bank, having any claim against the Trustee related to this Trust Agreement or the actions or agreements of the Trustee contemplated hereby shall look solely to the Trustee for the payment or satisfaction thereof, except to the extent that the Trustee has engaged in willful misconduct or gross negligence, or the Trustee has willfully breached its obligation under this Trust Agreement.

         (i) The Trustee shall not be responsible for determining whether a Change in Control (as defined herein) has occurred. The Bank will notify the Trustee of the occurrence of a Change in Control, and the Trustee shall be entitled to rely conclusively upon such notification for all purposes of a Change in Control hereunder without any liability or further duty with respect thereto.

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         (j)   Any amendment or amendments that are or may be made to the
Deferred Compensation Agreements shall not increase the Trustee's duties hereunder without the express written consent of the Trustee.


                                   SECTION IX

                    COMPENSATION AND EXPENSES OF THE TRUSTEE

         The Bank shall pay all administrative costs and the Trustee's fees and expenses. If not paid by the Bank, the fees and expenses shall be paid from the Trust.


                                    SECTION X

                     RESIGNATION AND REMOVAL OF THE TRUSTEE

         (a) The Trustee may resign at any time by written notice to the Bank, which shall be effective thirty (30) days after receipt of such notice unless the Bank and the Trustee agree otherwise, whether or not a successor has been appointed and qualifies. The Trustee shall pay or deliver the assets of the Trust to the successor trustee or bank (in further trust, pending the appointment of a successor) as the case may be, at the end of such period. If the Bank has not appointed a successor by the end of such period, the Trustee may, at its election, apply to a court of competent jurisdiction for the appointment of a successor.

         (b) The Trustee may be removed by the Bank on sixty (60) days notice to the Trustee or upon shorter notice accepted by the Trustee. Any successor trustee may be removed by the Bank on ninety (90) days notice to such successor trustee or upon shorter notice accepted by the successor trustee.

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         (c)   (l)    If, at the time of a Change in Control (as defined
herein), the then acting trustee is not independent of the Bank, the Board of Directors of the Bank, as in existence immediately prior to the Change in Control, shall designate an independent third party with corporate trustee powers to act as a successor trustee and upon such appointment, the trustee acting prior to such Change in Control shall resign. The successor trustee appointed by the Board of Directors may not be removed by the Bank for two (2) years following the date of such Change in Control.

               (2) If, at the time of a Change in Control (as defined herein), the then acting trustee is, other than serving as the trustee hereunder, an independent party with respect to the Bank, such trustee may not be removed by the Bank for the two (2) years following the date of such Change in Control. Such trustee also may not be removed by the Bank in anticipation of a Change of Control.

         (d) If a successor trustee resigns at any time following a Change in Control, or if a successor trustee is removed by the Bank at any time following the expiration of the two (2) year period (as described in subpart (c) above) following a Change in Control, the Chief Executive Officer of the Bank, as in existence immediately prior to a Change in Control, shall select and cause the appointment of a successor trustee in accordance with the provisions of Section XI(a) hereof, and such appointment shall be accepted by the successor trustee and effective on or before the effective date of such trustee's resignation or removal. In all other instances of resignation or removal, the Bank shall appoint a successor trustee in accordance with the provisions of Section XI(a) hereof, with such appointment made on or before the effective date of a trustee's resignation or removal.

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         (e)   Upon resignation or removal of a Trustee and appointment of a successor trustee, all assets of the Trust shall subsequently be promptly transferred to the successor trustee, in accordance with sub-section (a) hereof,

         (f)   If a Trustee resigns or is removed under paragraph (a), (b), or
(d) of this Section X, a successor shall be appointed in accordance with Section XI hereof, with such appointment being effective on or before the effective date of resignation or removal. If no such appointment has been made, the Bank or such trustee (as applicable) may apply to a court of competent jurisdiction for appointment of a successor or for instructions. Should such trustee be required to apply to a court of competent jurisdiction for such purpose, all expenses of such trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.


                                   SECTION XI

                            APPOINTMENT OF SUCCESSOR

         (a) If the Trustee resigns or is removed pursuant to the provisions of Section X hereof, the Bank may appoint any independent third party, such as a bank trust department or other entity that may be wanted corporate trustee powers under applicable state law, to serve as successor trustee hereunder. The appointment of a successor trustee shall be effective when accepted in writing by the new trustee. The new trustee shall have shall of the rights and powers of the former trustee, including ownership rights in the Trust assets. The former trustee shall execute any instrument necessary or reasonably requested by the successor trustee to evidence the transfer.

         (b) The successor trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections VII and VIII hereof. The successor trustee shall not be responsible for and the Bank shall indemnify and defend the successor trustee from any claim or

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liability resulting from any action or inaction of any prior trustee from any other past event, or any condition existing at the time it becomes successor trustee.


                                   SECTION XII

                            AMENDMENT OR TERMINATION

         (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Bank. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Deferred Compensation Agreements or shall make the Trust revocable.

         (b) The Trust shall not terminate until the Participants and their beneficiaries are no longer entitled to any benefits pursuant to the terms of the Deferred Compensation Agreements. Upon termination of the Trust, any assets remaining in the Trust shall be returned to the Bank. Notwithstanding the foregoing, if at any time prior to the termination of the Trust, pursuant to the provisions set forth herein, the Trust has distributed its entire corpus, the Trust shall terminate unless, within sixty (60) days of notification to the Bank by the Trustee that all assets of the Trust have been distributed, the Bank makes Contributions to the Trust for purposes of paying the benefits described herein.

         (c) Upon written approval of the Participants or their beneficiaries entitled to payment of benefits pursuant to the terms of the Deferred Compensation Agreements, the Bank may terminate this Trust prior to the time such benefit payments have been made. All assets in the Trust at such termination shall, after payment of all amounts due to the Trustee and all fees, taxes, expenses chargeable to the Trust, be returned to the Bank.

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         (d)   Section(s) I (one), II (two), VI (six), X (ten) and XII (twelve)
of this Trust Agreement may not be amended by the Bank (i) in anticipation of a Change in Control or (ii) for two (2) years following a Change of Control, as defined herein.


                                  SECTION XIII

                                  MISCELLANEOUS

         (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

         (b) Benefits payable to the Participants and their beneficiaries under the Deferred Compensation Agreements and this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

         (c) This Trust Agreement shall be governed by and constructed in accordance with the laws of the State of California. Nothing in this Trust Agreement shall be construed to subject the Trust to the Employee Retirement Security Act of 1974, as amended.

         (d) For purposes of this Trust, the term "Change in Control" shall mean and include with respect to the Bank or any successor thereto (i) a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or in response to any other form or report to the regulatory agencies or governmental authorities having jurisdiction over the Bank or any stock exchange on which the Bank's shares are listed which requires the reporting of a change in control; (ii) any merger, consolidation or reorganization of the Bank in which the Bank does not survive;
(iii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition

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(in one transaction or a series of transactions) of any assets of the Bank having an aggregate fair market value of fifty percent (50%) of the total value of the assets of the Bank, reflected in the most recent balance sheet of the Bank; (iv) a transaction whereby any "person" (as such term is used in the Exchange Act or any individual, corporation, partnership, trust or any other entity) becomes the beneficial owner, directly or indirectly, of securities of the Bank representing twenty-five percent (25%) or more of the combined voting power of the Bank's then outstanding securities; or (v) a situation where, in any one-year period, individuals who at the beginning of such period constitute the Board of Directors of the Bank cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Bank's shareholders, of each new director is approved by a vote of at least three-quarters (3/4) of the directors then still in office who were directors at the beginning of the period. Notwithstanding the foregoing or anything else contained herein to the contrary, there shall not be a "Change of Control" for purposes of this Agreement if the event which would otherwise come within the meaning of the term "Change of Control" involves (i) a reorganization solely to form a parent bank holding company at the direction of the Bank which owns 100% of the Bank's voting securities following the reorganization, or (ii) an employee stock ownership plan sponsored by the Bank or its parent holding company which is the party that acquires "control" or is the principal participant in the transaction constituting a "Change in Control," as described above.

         (e) The Bank shall be required to notify the Trustee of a Change in Control or imminent Change in Control (for these purposes, a Change in Control shall be imminent if it shall occur within sixty (60) days from the date of said notice). The Trustee shall not be charged with actual knowledge of a Change in Control until it has received notice, in writing, of such Change in Control or imminent Change in Control.

         (f) Every direction or notice authorized hereunder shall be deemed delivered to the Bank or the Trustee as the case may be:

               (i) on the date it is personally delivered to the Bank or the Trustee at its respective principal executive office, or

               (ii) three (3) business days after it is sent by registered or certified mail, postage prepaid, addressed to the Bank or the Trustee at its respective principal executive office.

         (g) The Trustee shall be fully protected in relying upon a certificate of an authorized representative of the Bank with respect to any instruction, direction or approval of the Bank required or permitted hereunder, and protected also in relying upon any such certification until any subsequent certification is delivered to the Trustee.

         The Trustee shall be fully protected in acting upon any instrument, certificate, or paper believed by it to be genuine and to be signed or presented by the proper person or persons, and the Trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing, but may accept the same as conclusive evidence of the trust and accuracy contained therein. Communications under this Agreement shall be in writing and shall be sent to the following address:


                        Trustee:    3170 Hilltop Mall Road
                                    Richmond, CA 94806-0047

                        Bank:       975 El Camino Real
                                    South San Francisco, CA 94080

         (h) This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one agreement.

                                   SECTION XIV

                                 EFFECTIVE DATE

         The effective date of this Trust Agreement shall be the first day of November, 1997.

         IN WITNESS WHEREOF, this instrument has been executed in the City of South San Francisco, County of San Mateo, State of California, as of the day and year first above written.


ATTEST:                                FIRST NATIONAL BANK OF
                                       NORTHERN CALIFORNIA


/s/ JAMES B. RAMSEY                    By: /s/ MICHAEL R. WYMAN
------------------------------             ------------------------------
James B. Ramsey                            Michael R. Wyman


------------------------------             ------------------------------
                                           (Title)

ATTEST:                                THE MECHANICS BANK, as Trustee


                                       By: /s/ CHARLES RUHL
------------------------------             ------------------------------
                                           Charles Ruhl


                                           Vice President
                                           ------------------------------
                                           (Title)

                                    EXHIBIT A
          TO DEFERRED COMPENSATION TRUST DATED NOVEMBER 1, 1997



                         DEFERRED COMPENSATION AGREEMENT

      THIS DEFERRED COMPENSATION AGREEMENT is entered into by and between FIRST NATIONAL BANK OF NORTHERN CALIFORNIA, a national banking association (hereinafter "Employer") and (hereinafter "Employee") as of the date set forth on the signature page hereto.

                                    RECITALS

      1. From time to time, Employer may establish individual unfunded plans for the purpose of providing deferred compensation for persons in a select group of its highly compensated employees, and Employer has designated Employee as eligible to participate in such a plan.

      2. Employee desires Employer to pay deferred compensation to or for the benefit of Employee, or a designated beneficiary, or both.

      3. Employer hereby establishes an individual plan for Employee (hereinafter the "Plan") and Employee hereby accepts the terms and conditions set forth herein to govern Employee's participation in the Plan.

      NOW, THEREFORE, in consideration of the foregoing, Employer and Employee agree as follows:

                                    SECTION 1
                                   DEFINITIONS

      1.1 "Account" shall mean the separate account(s) established under the Plan for Employee. Employer shall furnish Employee with a statement of his or her account balance at least annually.

      1.2 "Beneficiary" shall mean the Beneficiary designated by Employee to receive Employee's deferred compensation benefits in the event of his or her death.

      1.3 "Change in Control" shall have the meaning set forth in Section 5.1 of the Plan.

      1.4 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

      1.5 "Committee" shall mean the Loan and Discount Committee of the Board of Directors of Employer or any other committee designated by the Board of Directors of Employer to administer this Plan in accordance with Section 8 hereof.

      1.6 "Compensation" shall mean the base salary and cash bonuses described in Section 3.1.

      1.7 "Effective Date" shall mean the date hereof, unless otherwise specified by the Committee.

      1.8 "Eligible Compensation "shall mean projected annual compensation from Employer, determined on an annual basis by Employer at or before the beginning of the Plan Year, which may consist of salary, bonus, and/or incentive payments, determined before any deductions under any qualified plan of Employer and excluding any special or non-recurring compensatory payments such as moving or relocation bonuses or automobile allowances.

      1.9   "Hardship"  shall have the  meaning  set forth in Section  3.5 of the Plan.

      1.10 "Plan Year" shall mean the year beginning each January 1 and ending December 31; notwithstanding the foregoing, the initial Plan Year shall mean the period beginning with the Effective Date and ending on December 31, 1997.

      1.11 "Permanent Disability" shall mean that Employee is unable to engage in any substantial gainful activity by reason of any medical determinable physical or mental impairment that can be expected to result in death or otherwise meets the definition of "Permanent Disability" as set forth the in Employer's Disability Plan. Employee will not be considered to have a Permanent Disability unless he or she furnishes proof of such condition sufficient to satisfy Employer, in its sole discretion.

      1.12 "Trustee" shall mean the designated "Trustee" acting at any time under the Trust described in Section 3.7.

                                    SECTION 2
                                   ELIGIBILITY

      2.1 Eligibility. Participation in the Plan shall commence as of the Effective Date, provided that deferral of compensation under the Plan shall not commence until Employee has complied with the election procedures set forth in
Section 3.3. Nothing in the Plan or in this Agreement shall be construed to require any contributions by Employer to the Plan on behalf of Employee.

                                    SECTION 3
                              DEFERRED COMPENSATION

      3.1 Deferred Compensation. (a) Employee may elect, in accordance with
Section 3.3, to defer annually the receipt of a portion of the Compensation for active service otherwise payable to him or her by Employer during each year or portion of a year that Employee shall be employed by Employer. Any Compensation deferred by Employee pursuant to Section 3.3 shall be recorded by Employer in the Account, maintained in the name of Employee, which Account shall be credited with a dollar amount equal to the total amount of Compensation deferred during each Plan Year under the Plan, together with any earnings thereon credited in accordance with Section 3.8, less any taxes payable by Employer on account of such earnings. The amount or percentage of Compensation that Employee elects to defer under Section 3.3 will remain constant for the year of the election and shall not be subject to change during such year; and each such election or discontinuance of election will continue in force for each successive year until or unless suspended or modified by the filing of a subsequent election with Employer by Employee in accordance with Section 3.3. That is, the most recent election shall supersede and replace any and all prior elections. All deferrals pursuant to this Section 3.1 shall be fully vested at all times. Deferral elections shall be subject to a minimum dollar and maximum percentage amounts as follows: (i) the minimum annual deferral amount is $ ______ which shall be withheld from Employee's "base salary" or "cash bonus", and (ii) the maximum deferral percentage amount is 80% of Employee's "base salary" and 100% of Employee's "cash bonus". For purposes of this Section and Appendix 2 hereto, "base salary" means Employee's regular annual compensation for a Plan Year, determined as of this first day of that year, excluding bonuses, commissions, overtime, incentive payments, non-monetary awards, compensation deferred pursuant to any other plans of Employer and other special compensation. For purposes of this Section and Appendix 2 hereto, "cash bonus" shall mean amounts (if any) awarded under the bonus policies maintained by Employer.

            (b) Amounts deferred under the Plan shall be calculated and withheld from Employee's base salary and/or cash bonus after such compensation has been reduced to reflect salary reduction contributions to the Employer's Code Section 401(k) (savings) plan.

      3.2 Payment of Account Balances. (a) Employee shall elect whether he or she will receive distribution of his or her entire Account, subject to applicable tax withholding requirements, (i) upon reaching a specified age; (ii) upon passage of at least five (5) years; (iii) upon termination of employment of Employee with Employer, or (iv) upon the earlier to occur of (A) termination of employment of Employee with Employer or (B) passage of a specified number of years, as elected by Employee in accordance with the form attached hereto as Appendix 1. A designation of the date of distribution shall be required as a condition of participation under this Plan. Employee shall also elect to receive all amounts payable to him or her in a lump sum or in equal monthly installments over a designated period of sixty (60), one hundred twenty (120) or one hundred eighty (180) months, pursuant to the provisions of Section 3.2(e). A separate election form regarding the timing and form of distribution shall be required of Employee for each year of participation in the Plan. This election shall be made in accordance with Section 3.4.

            (b) Distributions shall be made to the maximum extent allowable under the election made by Employee, except that no distribution shall be made to the extent that the receipt of such distribution, when combined with the receipt of all other "applicable employee remuneration" (as defined in Code
Section 162(m)(4)), would cause any remuneration received by Employee to be nondeductible by Employer under Code Section 162(m)(l). The portion of any distribution amount that is not distributed by operation of this Section 3.2(b) shall be distributed in subsequent years in the manner elected by Employee until Employee's Account has been fully liquidated. If Employee elects to receive payment in a lump sum or over sixty (60), one hundred twenty (120) or one hundred eighty (180) months, the commencement date of the lump sum payment or the sixty (60), one hundred twenty (120) or one hundred eighty (180) month period (whichever is applicable) shall be automatically extended, when necessary to satisfy the requirements of this subsection, for twelve (12) month periods until all Account balances have been distributed in the manner elected by Employee.

            (c) Upon termination of Employee's employment with Employer by reason of Permanent Disability prior to the date when payment of Account balances otherwise would commence under the provisions of Section 3.2(a), Employee or Employee's designated Beneficiary will be entitled to receive all amounts credited to the Account of Employee as of the date of his or her Permanent Disability (notwithstanding any contrary election to receive distributions under the first sentence of Section 3.2(a)). Said amounts shall be payable pursuant to the provisions of Section 3.2(e).

            (d) In the event that Employee dies while employed by Employer and prior to commencement of distributions pursuant to this Plan, Employer shall pay to Employee's designated beneficiary the balance in Employee's Account. The balance in Employee's Account shall be payable pursuant to the provisions of
Section 3.2(e), over the number of years specified in the election by Employee described in Section 3.4, in equal monthly installments, beginning on the last day of the month following the month during which Employee dies. Upon the death of Employee after the date of termination of employment with Employer and prior to complete distribution of the entire balance of Employee's Account, the balance of the Account on the date of death shall be payable to Employee's designated Beneficiary pursuant to the provisions of Section 3.2(e).

            (e) Employer shall distribute or direct distribution of the balance of amounts previously credited to Employee's Account, in a lump sum or in monthly installments over a period of sixty (60), one hundred twenty (120) or one hundred eighty (180) months as Employee shall designate. A designation of the form of distribution shall be required as a condition of participation under this Plan. Distribution of the lump sum or the first installment shall be made or shall commence within thirty (30) days following the date specified in the first sentence of Section 3.2(a). Subsequent installments, if any, shall be made on the first day of each month following the first installment as determined by Employer. The amount of each installment shall be calculated by dividing the Account balance as of the date of the distribution by the number of installments remaining pursuant to Employee's distribution election. Each such installment, if any, shall take into account earnings credited to the balance of the Account remaining unpaid. Employee's distribution election shall be in the form attached hereto as Appendix 1.

            (f) Upon termination of Employee's employment with Employer by reason other than death or Permanent Disability prior to the date when payment of Account balances otherwise would commence under the provisions of Section 3.2(a), Employer may, in the sole discretion of the Committee, distribute to Employee or Employee's designated Beneficiary all amounts credited to Employee's Account as of the date of such termination (notwithstanding any contrary election to receive distributions under the first sentence of Section 3.2(a)).

      3.3 Election to Defer Compensation. Each election of Employee to defer compensation as provided in Section 3.1 shall be in writing, signed by Employee, and delivered to Employer, together with all other documents required under the provisions of the Plan, within thirty (30) days after the Effective Date for the initial Plan Year and at least twenty (20) days prior to the beginning of each Plan Year thereafter with respect to which the compensation to be deferred is otherwise payable to Employee. Any deferral election made by Employee shall be irrevocable with respect to any Compensation covered by such election, including Compensation payable in the Plan Year in which the election suspending or modifying the prior deferral election is delivered to Employer. Employer shall withhold the amount or percentage of base salary specified to be deferred in equal amounts for each payroll period and shall withhold the amount or percentage of cash bonus specified to be deferred at the time or times such bonus is or otherwise would be paid to Employee. The election to defer compensation shall be in the form attached as Appendix 2.

      3.4 Distribution Election. Each distribution election of Employee as provided in Section 3.2 shall be in writing, signed by Employee and delivered to Employer, together with all documents required under the provisions of the Plan, at least ten (10) days prior to the beginning of the Plan year with respect to which the distribution election is to apply. Any distribution election made by Employee shall be irrevocable with respect to any Compensation covered by such election. Employee's distribution election shall be in the form attached hereto as Appendix 1.

      3.5 Payment Upon Change in Control. Notwithstanding any other provisions of the Plan, the aggregate balances credited to and held in Employee's Account shall be distributed to Employee in a lump sum within thirty (30) days of a Change in Control, as defined in Section 5.1. Alternatively, Employee may elect to continue to participate in the Plan following a Change in Control if the Plan remains in effect thereafter and Employee notifies Employer in writing not less than twenty (20) days prior to the effective date of the Change in Control of Employee's election to remain a participant in the Plan.

      3.6 Hardship. (a) Employee may apply for distributions from his or her Account to the extent that Employee demonstrates to the reasonable satisfaction of the Committee that he or she needs the funds due to Hardship. For purposes of this Section 3.6, a distribution is made on account of Hardship only if the distribution is made on account of an unforeseeable immediate and heavy financial need of Employee and is necessary to satisfy that financial need. Whether Employee has an immediate and heavy financial need shall be determined by the Committee based on all relevant facts and circumstances, and shall include, but not be limited to (i) the need to pay funeral expenses of a family member; (ii) the need to pay expenses for medical care for Employee, Employee's spouse or any dependent of Employee; or (iii) payments necessary to prevent the eviction of Employee from Employee's principal residence or foreclosure on the mortgage on that residence. A Hardship distribution shall not exceed the amount required to relieve the financial need of Employee, nor shall a Hardship distribution be made if the need may be satisfied from other resources reasonably available to Employee. For purposes of this paragraph, Employee's resources shall be deemed to include those assets of Employee's spouse and minor children that are reasonably available to Employee. Prior to approving a Hardship distribution, Employer shall require Employee to certify in writing that Employee's financial need cannot reasonably be relieved (i) through reimbursement or compensation by insurance or otherwise; or (ii) by cessation of elective contributions under the Plan; or (iii) by other distributions or nontaxable (at the time of the loan) loans from plans maintained by Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms, in an amount sufficient to satisfy the need.

            (b) If Employee receives a Hardship distribution under this Section 3.6, Employee shall be ineligible to defer any additional compensation under the Plan until the first day of the Plan Year following the first anniversary of the date of the distribution. In addition, a new Election of Deferral must be submitted to Employer as a condition of participation in the Plan.

      3.7 Employee's Rights Unsecured. The right of Employee or his or her designated Beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of Employer, and neither Employee nor his or her designated Beneficiary shall have any rights in or against any amount credited to his or her Account or any other specific assets of Employer. This Plan constitutes a mere promise by Employer to make benefit payments in the future. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind or a fiduciary relationship between the Plan and Employer or any other person. Notwithstanding, Employer and Employee acknowledge and agree that a Deferred Compensation Trust for First National Bank of Northern California ("Trust") has been established upon terms and conditions acceptable to Employer and Employee. It is the intention of Employer to make contributions and/or transfer assets to the Trust in order to discharge Employer's obligations pursuant to this Agreement. The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of Employer, to be used exclusively for discharge of Employer's obligations pursuant to this Agreement, and shall continue to be subject to the claims of Employer's general creditors until paid to the Employee or his or her designated Beneficiary in such manner and at such times as specified in this Agreement. Employer and Employee intend that the arrangements contained in this Agreement be unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended.

      3.8 Investment of Trust Contributions. (a) The investment options available to Employee shall be determined by Employer and set forth in a separate written document, a copy of which shall be attached hereto and by this reference is incorporated herein. Employee shall have the right to designate the investment option or options applicable to his or her Account, subject to the policies and procedures implemented by the Trustee. Employer shall not be liable for any investment decision made by Employee while such funds are held by the Trustee.

            (b) The Account shall be credited with the actual financial performance or earnings generated by such investments directed by Employee and made by the Trustee, until the Account has been fully distributed to Employee or to Employee's designated Beneficiary.

            (c) Notwithstanding anything in this Section 3.8 to the contrary, the Committee may determine not to take account of Employee's designated investments and determine to have Employee's Account invested in any other manner as the Committee shall determine.

      3.9 Designation of Beneficiary. Employee may designate a Beneficiary or Beneficiaries to receive any amount due hereunder by written notice thereof to Employer at any time prior to his or her death and may revoke or change the Beneficiary designated therein without the Beneficiary's consent by written notice delivered to Employer at any time and from time to time prior to Employee's death. If Employee is married and a resident of a community property state, one half of any amount due hereunder which is the result of an amount contributed to the Plan during such marriage is the community property of Employee's spouse and Employee may designate a Beneficiary or Beneficiaries to receive only Employee's one-half interest. If Employee shall have failed to designate a Beneficiary, or if no such Beneficiary shall survive him or her, then such amount shall be paid to his or her estate. Designations of Beneficiaries shall be in the form attached hereto as Appendix 3.

                                    SECTION 5
                                CHANGE IN CONTROL

      5.1 Change in Control. For purposes of this Plan, a "Change in Control" means the occurrence of any of the following:

            (i) When any "person", as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act") (other than the Employer, a subsidiary thereof or an employee benefit plan of Employer, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Employer representing fifty percent (50%) or more of the combined voting power of Employer's then outstanding securities, where such person's beneficial ownership of Employer's securities was not initiated by Employer or approved by Employer's Board of Directors; or

            (ii) The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of Employer or the merger of Employer with or into another corporation, where such merger was not initiated by Employer and in which Employer is not the surviving entity; or

            (iii) A change in the composition of the Board of Directors of Employer, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are directors of Employer as of the date hereof, or (B) are elected, or nominated for election, to the Board of Directors of Employer with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to Employer); or

            (iv) Any liquidation or dissolution of Employer.

                                    SECTION 6
                          UNSECURED GENERAL OBLIGATION

      6.1 No Account Segregation. No special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of any benefits hereunder. All Account balances shall be subject to the claims of general creditors of Employer in the event Employer becomes insolvent. The obligations of Employer to pay benefits under the Plan constitute an unfunded, unsecured general obligation and promise to pay and Employee shall have no greater rights than a general creditor of Employer.

                                    SECTION 7
                            AMENDMENT AND TERMINATION

      7.1 Amendment. The Committee shall have the right to amend this Agreement and Plan at any time and from time to time, including a retroactive amendment. if required to comply with applicable law or rules and regulations of governmental or regulatory authorities, including, without limitation, the United States Internal Revenue Service or Department of Labor, California State Franchise Tax Board, Federal Deposit Insurance Corporation or the Office of the Comptroller of the Currency. Any such amendment shall become effective upon the date stated therein, and shall be binding on Employee, except as otherwise provided in such amendment; provided, however, that said amendment shall not affect adversely benefits payable to Employee without Employee's written approval.

                                    SECTION 8
                                 ADMINISTRATION

      8.1 Administration. The Committee shall administer and interpret this Plan in accordance with the provisions of the Plan. Any determination or decision by the Committee shall be conclusive and binding on Employee and all other persons who at any time have or claim to have any interest whatever under this Plan.

      8.2 Liability of Committee: Indemnification. To the maximum extent permitted by law, the Committee shall not be liable to Employee or any other person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own bad faith or willful misconduct. The Committee may employ legal counsel, consultants, actuaries and agents as they may deem desirable in the administration of the Plan and may rely on the opinion of such counsel or the computations of such consultant engaged by the Committee prior to their finalization.

      8.3 Expenses. The costs of the establishment of the Plan and the adoption of the Plan by Employer, including but not limited to legal and accounting fees, and the expenses of administering the Plan shall be borne by Employer.

                                    SECTION 9
                            GENERAL AND MISCELLANEOUS

      9.1 Notices. All notices and other communications provided for in this Plan shall be given or made by personal delivery or by certified or registered mail, postage prepaid and return receipt requested, or by a nationally recognized overnight courier service, to the addresses set forth below. All such notices or communications shall be deemed to have been duly given when received by Employer or Employee, or their respective authorized representatives at the addresses set forth below, or such changed addresses as may be designated in writing by either party to the other from time to time.

If to Employer:                          If to Employee:
First National Bank of Northern          ______________________________
California                               ______________________________
975 El Camino Real                       ______________________________
South San Francisco, CA 94080            ______________________________


      9.2 Rights Against Employer. Except as expressly provided by the Plan, the establishment of this Plan shall not be construed as giving to Employee or to any person whomsoever, any legal, equitable or other rights against Employer, or against its officers, directors, agents or shareholders, or as giving to Employee or Beneficiary any equity or other interest in the assets, business or shares of Employer stock or giving Employee the right to be retained in the employment of Employer. Neither this Plan nor any action taken hereunder shall be construed as giving to any Employee the right to be retained in the employ of Employer or as affecting the right of Employer to dismiss Employee. Any benefit payable under the Plan shall not be deemed salary or other compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Employer for the benefit of Employee.

      9.3 Assignment or Transfer. No right, title or interest of any kind in the Plan shall be transferable or assignable by Employee or Beneficiary or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary, nor subject to the debts, contracts, liabilities, engagements, or torts of Employee or Beneficiary. Any attempt to alienate, anticipate, encumber, sell, transfer, assign, pledge, garnish, attach or otherwise subject to Legal or equitable process or encumber or dispose of any interest in the Plan shall be void.

      9.4 Severability. If any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

      9.5 Construction. The article and section headings and numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be rear as the singular. When used herein, the masculine gender includes the feminine gender.

      9.6 Governing Law. The validity and effect of this Agreement and Plan and the rights and obligations of all persons affected hereby shall be construed and determined in accordance with the laws of the State of California unless and to the extent superseded by federal law.

      9.7 Payment Due to Incompetence. If the Committee receives evidence that Employee or Beneficiary entitled to receive any payment under the Plan is physically or mentally incompetent to receive such payment, the Committee may, in its sole and absolute discretion, direct the payment to any other person or legal representative legally appointed by a court of competent jurisdiction or to any other person determined by Employer to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them, in such manner and proportion as Employer may deem proper. Any such payment shall be in complete discharge of Employer's obligations under this Plan.

      9.8 Taxes. Employer may withhold from any benefits payable under this Plan, all federal, state, city or other taxes as shall be required pursuant to any law, regulation or ruling of any governnental authority. All amounts deferred pursuant to this Plan shall constitute "wages" for social security, medicare and related tax purposes during the year deferred.

      9.9 Arbitration. Unless settled by the parties to this Agreement, any controversy or claim arising out of or relating to this Plan, or the breach hereof, or the interpretation hereof, shall be settled by arbitration in accordance with the Rules of the American Arbitration Association; and judgment upon the award rendered in such arbitration shall be final and may be entered in any court having jurisdiction thereof, including such attorneys fees and costs as may be deemed appropriate by the court. All of the provisions of Section 1283.05 of the California Code of Civil Procedure are hereby expressly made applicable to any such arbitration. Notice of the demand for arbitration shall be filed in writing with the other party to this Agreement and with the American Arbitration Association. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations. This agreement to arbitrate shall be specifically enforceable under the then prevailing arbitration law.

      9.10 Binding Effect. This Plan shall be binding upon and inure to the benefit of Employer and its successors and assigns and Employee and Employee's Beneficiary designee, their respective heirs, personal representatives, executors, administrators and legatees.

      IN WITNESS WHEREOF, the parties hereto have entered into this Deferred Compensation Agreement as of the ____ day of ________________, 20 ___.

 FIRST NATIONAL BANK OF NORTHERN CALIFORNIA

 By
    ------------------------------------------

 Title
      ------------------------------------------
                  (Employee)

                                   APPENDIX 1

                              DISTRIBUTION ELECTION

      Pursuant to Section 3.3 of my Deferred Compensation Agreement (the "Plan"), I hereby elect to have all amounts credited to my Account during the period of my participation in the Plan, together with any earnings credited thereon, distributed to me on the terms elected below.

I elect to have any distribution of my Account paid to me:

      _____       upon reaching age: _____
      _____       upon the passage of at least five (5) years
      _____       upon termination of employment
      _____       upon the earlier to occur of  termination  of employment
                  or passage of at least five (5) years
      _____       upon the  later to occur of  termination  of  employment
                  or passage of at least five (5) years

I elect to have any distribution of my Account paid to me in:

      _____       a lump sum

      _____ sixty (60) monthly installments determined as of each installment date by dividing the entire amount in my Account (including earnings) by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Account. one hundred twenty
                  (120) monthly installments determined as of each installment date by dividing the entire amount in my Account (including earnings) by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Account.

      _____ one hundred eighty (180) monthly installments determined as of each installment date by dividing the entire amount in my Account (including earnings) by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Account.


       Dated:     ________________________, 20___

      Signed:     _________________________

                  _________________________
                  Type/Print Name and Title

                                   APPENDIX 2
                                DEFERRAL ELECTION

      I understand that, under Section 3.1 of my Deferred Compensation Agreement (the "Plan"), the minimum annual deferral amount is $ ______ of base salary or cash bonus and the maximum annual deferral amount is 80% of base salary and 100% of cash bonus for the Plan Year in question. I elect, pursuant to section 3.1 of the Plan, to make the following deferral(s) with respect to compensation earned during the Plan Year beginning , 20__ and ending December 31, 20 ___:

      _________%  of base salary or cash bonus (but not to exceed eighty percent
                  (80%) of base salary or one hundred percent ~100%) of cash bonus), payable to me by Employer [minimum = $_______], or

      $_________  of base salary or cash bonus payable to me by Employer (but not to exceed eighty percent (80%) of base salary or one hundred percent (100%) of cash bonus) [minimum
                  = $-------],

                  and

      _________%  of any cash bonus payable to me by Employer, or

      $_________  of any cash bonus payable to me by Employer, or all of any cash bonus payable to me by Employer except for $____________

      This election shall take effect for the Plan Year beginning ____________, 20___. It may be terminated or modified by me only with written notice. The election shall remain in effect for each successive Plan Year until a termination, modification or subsequent election is submitted. The deferral of compensation hereby elected is subject to all of the terms and conditions of the Plan, a copy of which I have been given by the Employer, and which I have read and understand.

      Dated:     _________________________, 20___
      Signed:    ________________________________


                 ________________________________
                  Type/Print Name and Title

                                   APPENDIX 3

                             BENEFICIARY DESIGNATION

      In the event I should die prior to the receipt of all money accrued to my credit under this election, I elect to have the balance paid to the following named individual(s) in the following percentage(s):


      100% to my spouse       ____________________________________

      _____ %

      _____ %


      Dated:  ____________________________, 20 ___

      Signed: _____________________________________

              _____________________________________
              Type/Print Name and Title of Employee


      CONSENT OF SPOUSE (if not 10096 to spouse)

      Dated:  ____________________________, 20 ___

      Signed: _____________________________________

              _____________________________________
              Type/Print Name and Title of Employee

                            AMENDMENT NO. 1 TO
                FIRST NATIONAL BANK OF NORTHERN CALIFORNIA
                         DEFERRED COMPENSATION AGREEMENT


      This Amendment No. I to the First National Bank of Northern California (the "Bank") Deferred Compensation Agreement dated __________________, between the Bank and its employee, _____________, (the "Agreement"), is entered into as of _______________, 2001.

      WHEREAS, defined terms hereinafter set forth shall, unless otherwise specified, have the meanings given such terms in the Agreement, including the references to Bank and ______________________________ as the "Employer" and the "Employee", respectively;

      WHEREAS, the purpose of this Amendment No. 1 is to change certain provisions of the distribution election set forth in the Agreement to reduce the administrative burden associated with installment distribution payments by establishing minimum Account balance requirements for installment distributions as set forth hereinafter;

      WHEREAS,  the  Agreement   constitutes  a  separate  plan  in  which
participation is limited to the Employee; and

      WHEREAS, the Employee has signed a separate consent of even date herewith to the amendment of the Agreement as set forth in this Amendment No. 1.

      NOW, THEREFORE, the Employer hereby amends the Agreement and the Employee hereby approves the amendment of the Agreement as follows:

      1. Distribution Election. A new subsection (g) shall be added to Section
3.2 of the Agreement to read as follows:

      "(f) Notwithstanding any other provision of this Plan, any distribution election made to receive installment payments as described in this Section 3.2 and as set forth in the form attached hereto as Appendix 1, shall be subject to the following limitations: (i) if the Account balance at the time of commencement of the payment of distributions is Twelve Thousand Dollars ($12,000) or less, the entire amount of such Account balance shall be distributed only in lump sum, and (ii) if the Account balance at the time of commencement of the payment of distributions is more than Twelve Thousand Dollars ($12,000), the Employee can elect to receive distribution payments monthly in an amount not less that One Thousand Dollars ($1,000) per month or annual distribution payments in an amount not less than Twelve Thousand Dollars ($12,000), in each case until the balance in the Account has been fully distributed and with such adjustments in the amount of each such distribution as the Employer deems appropriate to minimize administrative expense."

      2. Appendix 1. The provisions for installment distribution payments set forth in Appendix I are hereby amended to add the following paragraph immediately prior to the date and signature blocks:

      "Notwithstanding the foregoing provisions for election of installment distribution payments of the Account balance, the limitations set forth in
Section 3.2 (g) of the Plan shall control and take precedence over any such installment election."

      IN WITNESS THEREOF, the parties hereto have executed this Amendment No. 1 to the Agreement, effective as of the date first above written.

EMPLOYER:                                EMPLOYEE:

FIRST NATIONAL BANK
OF NORTHERN CALIFORNIA


By: _________________________            ________________________________

_____________________________            ________________________________
Name and Title                           Name and Title

                      CONSENT TO AMENDMENT NO. 1 TO
                FIRST NATIONAL BANK OF NORTHERN CALIFORNIA
                         DEFERRED COMPENSATION AGREEMENT

      The undersigned participant in the First National Bank of Northern California Deferred Compensation Agreement dated _______________________, hereby consents to Amendment No. I thereto, a copy of which is attached hereto as Exhibit A and incorporated herein by this reference.



 Dated: __________________________, 2001        _________________________


                                                _________________________
                                                Name and Title